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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                            PURSUANT TO 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2003

Commission File Number   014612
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                               WAYNE BANCORP, INC
                               ------------------
             (Exact name of registrant as specified in its charter)


            Ohio                                                34-1516142
            ----                                                ----------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)


           112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691
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                    (Address of principal executive offices)

                                 (330) 264-1222
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              (Registrant's telephone number, including area code)










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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

   99.1 Press Release dated October 16, 2003 with respect to the Registrant's financial results for the third quarter ended September 30, 2003



ITEM 12.  INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF
          OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting earnings of $2,683,000. A copy of the press release announcing the Registrant's results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES

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Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  October 16, 2003                    \s\ David P. Boyle
       ----------------                    ------------------
                                           David P. Boyle
                                           President and Chief Executive Officer





Date:  October 16, 2003                    \s\ John A. Lende
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                                           John A. Lende
                                           Secretary and Treasurer
























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